Exhibit 32.1

Certification of Principal Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

In connection with the Annual Report on Form 10-K for the period ended December 31, 2023 (the “Report”) of Oragenics, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, J. Michael Redmond, hereby certify, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ J. Michael Redmond
Name: J. Michael Redmond
Interim Principal Executive Officer

Date: March 29, 2024